Annual Operating Expenses {- Fidelity Money Market Fund} - 04.30 Fidelity Government Money Market Fund and Fidelity Money Market Fund Premium Prospectus-09 - Fidelity Money Market Fund - Fidelity Money Market Fund-Premium Class
	Jun. 29, 2021
Operating Expenses:
Management fee	0.25%
Distribution and/or Service (12b-1) fees	none
Other expenses	0.11%
Total annual operating expenses	0.36%
Fee waiver and/or expense reimbursement	0.06%	[1]
Total annual operating expenses after fee waiver and/or expense reimbursement	0.30%	[2]

[1]

(a)Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Premium Class of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.30% (the Expense Cap). If at any time during the current fiscal year expenses for Premium Class of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through August 31, 2022 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

[2]

(b)In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Premium Class of the fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Premium Class or the fund will be able to avoid a negative yield.